-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): February 17, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-01                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2003-1. This report and exhibit is being filed, pursuant to the terms of agreements dated October 7, 2003.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into
(1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear
Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

     On February 17, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on February 17, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2003-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:  February 19, 2004              By: /s/ Craig Kantor
                                        -----------------------------
                                        Craig Kantor
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2003-1
                        Statement to Certificateholders
                                February 17, 2004


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                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                               CURRENT
               FACE                  PRINCIPAL                                                          PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST              TOTAL        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         758,000,000.00    358,036,608.18    94,874,419.57     361,020.25         95,235,439.82        263,162,188.61
A2A        834,000,000.00    834,000,000.00             0.00     973,000.00            973,000.00        834,000,000.00
A2B         20,000,000.00     20,000,000.00             0.00      61,500.00             61,500.00         20,000,000.00
A3A        160,875,000.00    160,875,000.00             0.00     246,675.00            246,675.00        160,875,000.00
A3B        273,250,000.00    273,250,000.00             0.00     453,139.58            453,139.58        273,250,000.00
A3C        160,875,000.00    160,875,000.00             0.00     288,234.38            288,234.38        160,875,000.00
A4         462,605,000.00    462,605,000.00             0.00     994,600.75            994,600.75        462,605,000.00
B           69,520,000.00     69,520,000.00             0.00     129,770.67            129,770.67         69,520,000.00
C           27,805,000.00     27,805,000.00             0.00      72,524.71             72,524.71         27,805,000.00
D           69,520,000.00     69,520,000.00             0.00     347,600.00            347,600.00         69,520,000.00
CERT                 0.00              0.00             0.00           0.00                  0.00                  0.00
TOTALS   2,836,450,000.00  2,436,486,608.18    94,874,419.57   3,928,065.34         98,802,484.91      2,341,612,188.61
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAH6      472.34381026   125.16414191     0.47628001      125.64042193          347.17966835    A1       1.100000 %
A2A      96683MAJ2    1,000.00000000     0.00000000     1.16666667        1.16666667        1,000.00000000    A2A      1.400000 %
A2B      96683MAQ6    1,000.00000000     0.00000000     3.07500000        3.07500000        1,000.00000000    A2B      3.690000 %
A3A      96683MAR4    1,000.00000000     0.00000000     1.53333333        1.53333333        1,000.00000000    A3A      1.840000 %
A3B      96683MAK9    1,000.00000000     0.00000000     1.65833332        1.65833332        1,000.00000000    A3B      1.990000 %
A3C      96683MAS2    1,000.00000000     0.00000000     1.79166670        1.79166670        1,000.00000000    A3C      2.150000 %
A4       96683MAL7    1,000.00000000     0.00000000     2.15000000        2.15000000        1,000.00000000    A4       2.580000 %
B        96683MAM5    1,000.00000000     0.00000000     1.86666671        1.86666671        1,000.00000000    B        2.240000 %
C        96683MAN3    1,000.00000000     0.00000000     2.60833339        2.60833339        1,000.00000000    C        3.130000 %
D        96683MAP8    1,000.00000000     0.00000000     5.00000000        5.00000000        1,000.00000000    D        6.000000 %
TOTALS                  858.99155923    33.44829613     1.38485266       34.83314880          825.54326310
--------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------


RECEIVABLES
                         Beginning Receivables Balance                                                2,567,299,934.34
                         Ending Receivables Balance                                                   2,473,692,160.58
                         Beginning Number of Contracts                                                         154,986
                         Ending Number of Contracts                                                            152,482

COLLECTIONS
                         Interest:
                         Interest Collections                                                             8,677,473.25
                         Reinvestment Income                                                                 65,130.91
                         Repurchased Loan Proceeds Related to Interest                                        1,663.76
                         Total Interest Collections                                                       8,744,267.92

                         Principal:
                         Principal Collections                                                           63,489,440.66
                         Prepayments in Full                                                             26,045,868.29
                         Repurchased Loan Proceeds Related to Principal                                     948,918.13
                         Total Principal Collections                                                     90,484,227.08

                         Recoveries and Liquidation Proceeds                                              1,756,194.85

                         Total Collections                                                              100,984,689.85

                         Principal Losses for Collection Period                                           3,123,546.68

DISTRIBUTIONS
Fees:
                         Receivable Servicers                                                             2,139,416.61
                         Data Administration and Reporting Fees:                                             42,788.33
                         Other Fees:                                                                              0.00
                         Total Fees:                                                                      2,182,204.94

Interest Distribution Amounts
                         Interest Due - Class A-1                                                           361,020.25
                         Interest Paid - Class A-1                                                          361,020.25
                         Shortfall - Class A-1                                                                    0.00
                         Carryover Shortfall - Class A-1                                                          0.00
                         Change in Carryover Shortfall - Class A-1                                                0.00

                         Interest Due - Class A-2a                                                          973,000.00
                         Interest Paid - Class A-2a                                                         973,000.00
                         Shortfall - Class A-2a                                                                   0.00
                         Carryover Shortfall - Class A-2a                                                         0.00
                         Change in Carryover Shortfall - Class A-2a                                               0.00

                         Interest Due - Class A-2b                                                           61,500.00
                         Interest Paid - Class A-2b                                                          61,500.00
                         Shortfall - Class A-2b                                                                   0.00
                         Carryover Shortfall - Class A-2b                                                         0.00
                         Change in Carryover Shortfall - Class A-2b                                               0.00


                         Interest Due - Class A-3a                                                          246,675.00
                         Interest Paid - Class A-3a                                                         246,675.00
                         Shortfall - Class A-3a                                                                   0.00
                         Carryover Shortfall - Class A-3a                                                         0.00
                         Change in Carryover Shortfall - Class A-3a                                               0.00

                         Interest Due - Class A-3b                                                          453,139.58
                         Interest Paid - Class A-3b                                                         453,139.58
                         Shortfall - Class A-3b                                                                   0.00
                         Carryover Shortfall - Class A-3b                                                         0.00
                         Change in Carryover Shortfall - Class A-3b                                               0.00

                         Interest Due - Class A-3c                                                          288,234.38
                         Interest Paid - Class A-3c                                                         288,234.38
                         Shortfall - Class A-3c                                                                   0.00
                         Carryover Shortfall - Class A-3c                                                         0.00
                         Change in Carryover Shortfall - Class A-3c                                               0.00

                         Interest Due - Class A-4                                                           994,600.75
                         Interest Paid - Class A-4                                                          994,600.75
                         Shortfall - Class A-4                                                                    0.00
                         Carryover Shortfall - Class A-4                                                          0.00
                         Change in Carryover Shortfall - Class A-4                                                0.00

                         Interest Due - Class B                                                             129,770.67
                         Interest Paid - Class B                                                            129,770.67
                         Shortfall - Class B                                                                      0.00
                         Carryover Shortfall - Class B                                                            0.00
                         Change in Carryover Shortfall - Class B                                                  0.00

                         Interest Due - Class C                                                              72,524.71
                         Interest Paid - Class C                                                             72,524.71
                         Shortfall - Class C                                                                      0.00
                         Carryover Shortfall - Class C                                                            0.00
                         Change in Carryover Shortfall - Class C                                                  0.00

                         Interest Due - Class D                                                             347,600.00
                         Interest Paid - Class D                                                            347,600.00
                         Shortfall - Class D                                                                      0.00
                         Carryover Shortfall - Class D                                                            0.00
                         Change in Carryover Shortfall - Class D                                                  0.00

                         Interest Due - Total                                                             3,928,065.34
                         Interest Paid - Total (Includes Certificates)                                    3,928,065.34
                         Shortfall - Total                                                                        0.00
                         Carryover Shortfall - Total                                                              0.00
                         Change in Carryover Shortfall - Total                                                    0.00


Principal Allocations
                         First Allocation of Principal                                                            0.00
                         Second Allocation of Principal                                                   3,529,264.03
                         Third Allocation of Principal                                                   27,805,000.00
                         Regular Principal Allocation                                                    63,540,155.54
                         Total Principal Allocations                                                     94,874,419.57

Principal Distribution Amounts
                         Principal Distribution - Class A-1                                              94,874,419.57
                         Principal Distribution - Class A-2a                                                      0.00
                         Principal Distribution - Class A-2b                                                      0.00
                         Principal Distribution - Class A-3a                                                      0.00
                         Principal Distribution - Class A-3c                                                      0.00
                         Principal Distribution - Class A-3b                                                      0.00
                         Principal Distribution - Class A-4                                                       0.00
                         Principal Distribution - Class B                                                         0.00
                         Principal Distribution - Class C                                                         0.00
                         Principal Distribution - Class D                                                         0.00

                         Certificate Distribution                                                                 0.00

Total Distribution                                                                                      100,984,689.85

PORTFOLIO INFORMATION
                         Weighted Average Coupon                                                                3.93 %
                         Weighted Average Original Term (months)                                                 59.33
                         Weighted Average Remaining Term                                                         43.45
                         Weighted Average Age (months)                                                           16.38
                         Remaining Number of Receivables                                                       152,482
                         Portfolio Receivable Balance (end of period)                                 2,473,692,160.58
                                                Discount Receivables                                  1,665,940,118.73
                                                Non-Discount Receivables                                669,692,225.42
                         Adjusted Portfolio Receivable Balance (end of period)                        2,335,632,344.15

OVERCOLLATERALIZATION INFORMATION
                         Overcollateralization Amount                                                    -5,979,844.46
                         Target Level of Overcollateralization                                           32,698,852.82

NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                         Total Principal Losses for Collection Period                                     3,123,546.68
                         Recoveries and Liquidation Proceeds                                              1,756,194.85
                         Net Losses for Collection Period                                                 1,367,351.83
                         Net Loss Rate for Collection Period(annualized)                                      0.6391 %

                         Cumulative Net Losses for all Periods($)                                         4,154,875.93
                         Cumulative Net Losses for all Periods(% of original portfolio)                       0.1405 %


                         Delinquent Receivables
                         Number of Contracts
                         31 - 60 Days Delinquent                                                                 1,986
                         61 - 90 Days Delinquent                                                                   206
                         91 - 120 Days Delinquent                                                                   62
                         Over 120 Days Delinquent                                                                  103
                         Sub Total                                                                               2,357
                         Repossesions (# of vehicles)                                                              267
                         Total Number of Delinquencies and Repossesions                                          2,624

                         $ Amount of Delinquency
                         31 - 60 Days Delinquent                                                         34,425,688.65
                         61 - 90 Days Delinquent                                                          3,582,864.81
                         91 - 120 Days Delinquent                                                         1,043,569.26
                         Over 120 Days Delinquent                                                           723,182.37
                         Sub Total                                                                       39,775,305.09
                         Repossesions                                                                     4,672,535.20
                         Total Amount of Delinquencies and Repossesions                                  44,447,840.29

                         % of End Period Balance
                         31 - 60 Days Delinquent                                                              1.3917 %
                         61 - 90 Days Delinquent                                                              0.1448 %
                         91 - 120 Days Delinquent                                                             0.0422 %
                         Over 120 Days Delinquent                                                             0.0292 %
                         Sub Total                                                                            1.6079 %
                         Repossesions                                                                         0.1889 %
                         Total % of Delinquencies and Repossesions                                            1.7968 %

                         Monthly Net Loss Rate:
                         Current Collection Period                                                            0.0533 %
                         Preceding Collection Period                                                          0.0594 %
                         Second Preceding Collection Period                                                   0.0245 %
                         Three Month Average                                                                  0.0457 %
                         Annualized Average Net Loss Rate                                                     0.5486 %
